UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2024
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agilon health, inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Polaris Parkway, Suite 550
Westerville, OH		43082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 562 256-3800
6210 E. Hwy 290, Suite 450, Austin, TX 78723
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On December 4, 2024, agilon health, inc. (the “Company”) began entering into new forms of indemnification agreements with the Company’s directors, executive officers, and certain other officers (each, an “Indemnitee”). The indemnification agreements provide, among other things, that, subject to certain exclusions, the Company will indemnify an Indemnitee to the fullest extent permitted by applicable law and the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws against all expenses actually and reasonably incurred and advance expenses on behalf of Indemnitee. Additionally, the new forms clarify the scope of the Company’s indemnification obligations and an Indemnitee’s rights. The indemnification agreements also establish various related procedures, processes and requirements.
Each new indemnification agreement with a current director or officer will replace and supersede any prior indemnification agreement between the Company and such director or officer, if such director or officer was a party to a prior indemnification agreement.
The foregoing summary description of the indemnification agreements is not intended to be complete and is qualified in its entirety by the complete text of the form indemnification agreements filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
On December 5, 2024, the Company changed its principal executive offices from 6210 E. Highway 290, Austin, TX 78723 to 440 Polaris Parkway, Suite 550, Westerville, OH 43082. The Company's telephone number remains the same: (562) 256-3800.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

10.1	Form of Indemnification Agreement — Directors

10.2	Form of Indemnification Agreement — Officers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	December 5, 2024	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwanke Chief Financial Officer